EXECUTION VERSION

REVOLVING NOTE

$35,000,000.00 October 3, 2025

FOR VALUE RECEIVED, the undersigned, EXCHANGERIGHT INCOME FUND OPERATING PARTNERSHIP, LP, a limited partnership formed under the laws of the state of Delaware (the “Borrower”) hereby unconditionally promises to pay to SYNOVUS BANK or its registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address as 600 South 4th Street, 10th Floor, Minneapolis, Minnesota 55415 or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of THIRTY-FIVE MILLION AND 0/100 DOLLARS ($35,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Revolving Note is one of the “Revolving Notes” referred to in the Credit Agreement dated as of May 30, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, a real estate investment trust formed under the laws of the state of Maryland (the “Parent”), the financial institutions party thereto and their assignees under Section 12.5. thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Revolving Note.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Revolving Note as of the date written above.

EXCHANGERIGHT INCOME FUND OPERATING

PARTNERSHIP, LP, a Delaware limited partnership

By: EXCHANGERIGHT INCOME FUND, a Maryland statutory trust;

its General Partner

By: ExchangeRight Income Fund Trustee, LLC,

a Delaware limited liability company; its trustee

By: ExchangeRight Real Estate, LLC,

a California limited liability company; its manager

By:/s/ David Fisher_____________________________

Name: David Fisher

Title: Executive Managing Principal

(Principal Executive Officer)

[Signature Page to Revolving Note – Synovus Bank]